Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-25945) of our report dated January 30, 2001, except for Note 8 for which the date is March 5, 2001, relating to the financial statements, included in Foster Wheeler Corporation's Annual Report on Form 10-K/A for the year ended December 29, 2000.



                                            /s/ PricewaterhouseCoopers LLP
                                            ------------------------------
                                            PricewaterhouseCoopers LLP

Florham Park, New Jersey
June 26, 2001